Exhibit 99.1

FOR IMMEDIATE RELEASE

Synchronoss Delays Filing of First Quarter 2017 Earnings and Filing of Form 10-Q

BRIDGEWATER, N.J.--(BUSINESS WIRE)--May 15, 2017-- Synchronoss Technologies, Inc. (NASDAQ:SNCR) (“Synchronoss” or the “Company”), the leader in mobile cloud innovation for mobile carriers, enterprises, retailers and OEMs around the world, today announced that it will delay its first quarter 2017 earnings release and conference call, as well as the filing of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017.

As previously reported by the Company, while Synchronoss’ new CEO Stephen Waldis and CFO Lawrence Irving have been working diligently to accomplish a timely filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2017, they required additional time to comply with the Company’s internal controls and procedures and to review certain aspects of the Company’s financial statements and corresponding notes for inclusion in the Form 10-Q. In connection with their review, Messrs. Waldis and Irving, together with the audit committee of the Company’s board of directors and with the assistance of accounting and legal advisors, conducted a thorough review of accounting of certain transactions conducted in prior financial periods. This review was preliminarily completed and the results of it were provided to the Company’s auditor, Ernst & Young LLP, who suggested additional reviews. The Company is in the process of completing the additional reviews and does not anticipate this delay will be protracted, and will file its Form 10-Q and report its financial results for the first quarter of 2017 following completion of those reviews and the auditor’s review.

Synchronoss is committed to the highest standards of transparency and financial reporting and is working diligently to complete this process. The Company does not expect the results of its accounting review or its delayed filing of its Form 10-Q to have any impact on its core business, and looks forward to sharing more details around its first quarter results and outlook as soon as practicable.

About Synchronoss Technologies, Inc.

Synchronoss (NASDAQ: SNCR) is an innovative software company that helps both service providers and enterprises realize and execute their goals for mobile transformation now. Our simple, powerful and flexible solutions serve millions of mobile subscribers and a large portion of the Fortune 500 worldwide today. For more information, visit us at: www.synchronoss.com

Forward-looking Statements

This document contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current expectations and beliefs and various assumptions. There can be no assurance that we will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond our control, could cause actual results to differ materially from those expressed as forward-looking statements. These factors include, but are not limited to, risks associated with fluctuations in our financial and operating results; integration of our Intralinks business and execution of our cost reduction plan; our substantial level of debt and related obligations, including interest payments, covenants and restrictions; uncertainty regarding increased business and renewals from existing customers; the dependence of our Intralinks business on the volume of financial and strategic business transactions; disruptions to the implementation of our strategic priorities and business plan caused by changes in our senior management team; customer renewal rates and attrition; customer concentration; our ability to maintain the security and integrity of our systems; foreign currency exchange rates; the financial and other impact of previous and future acquisitions; competition in the enterprise and mobile solutions markets; our ability to retain and motivate employees; technological developments; litigation and disputes and the

Exhibit 99.1

costs related thereto; unanticipated changes in our effective tax rate; uncertainties surrounding domestic and global economic conditions; and other risks set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2016 and other documents filed with the U.S. Securities and Exchange Commission. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Investor and Media:

Synchronoss Technologies, Inc.
Daniel Ives, 908-524-1047
daniel.ives@synchronoss.com